SCHEDULE 14C INFORMATION STATEMENT

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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☒ Preliminary Information Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐ Definitive Information Statement

Logsearch, Inc.
(Name of Registrant As Specified In Charter)

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Logsearch, Inc.
Yu Lei Bay, Lipu,
Guangxi, P.R. China

INFORMATION STATEMENT

This information statement pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and Regulation 14C and Schedule 14C thereunder (the “Information Statement”) has been mailed on or about May ____, 2007 to the stockholders of record as of ______, 2007 (the “Record Date”) of Logsearch, Inc., a Nevada corporation (the “Company”) in connection with certain actions to be taken pursuant to the written consent of the stockholders of the Company holding a majority of the outstanding shares of common stock, dated as of April ____, 2007.

The actions to be taken pursuant to the written consent shall be taken on or about May _____, 2007, 20 days after the mailing of this information statement.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

By Order of the Board of Directors,

Biao Tan
Chairman of the Board

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

NOTICE OF ACTIONS TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT
OF STOCKHOLDERS HOLDING A MAJORITY OF THE OUTSTANDING SHARES
OF COMMON STOCK OF THE COMPANY IN LIEU OF A SPECIAL MEETING OF

THE STOCKHOLDERS, DATED MAY _____, 2007

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the following actions will be taken pursuant to the written consent of stockholders holding a majority of the outstanding shares of common stock dated April _____, 2007, in lieu of a special meeting of the stockholders. Such action will be taken on or about May __, 2007:

1.	The articles of incorporation of the Company, as amended (the “Articles of Incorporation”), will be amended to change the Company's name from “Logsearch, Inc.” to “Guilin Paper, Inc.”;

2.	The fiscal year end be changed from October 31 to December 31.

OUTSTANDING SHARES AND VOTING RIGHTS

As of the Record Date, the Company's authorized capitalization consisted of 75,000,000 shares of common stock (“Common Stock”), of which __________ shares were issued and outstanding as of the Record Date. Holders of Common Stock have no preemptive rights to acquire or subscribe to any of the additional shares of Common Stock.

Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders. However, because stockholders holding at least a majority of the voting rights of all outstanding shares of capital stock as at the Record Date have voted in favor of the foregoing proposals by resolution dated April 30, 2007; and having sufficient voting power to approve such proposals through their ownership of capital stock, no other stockholder consents will be solicited in connection with this Information Statement.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders. The Company anticipates that the actions contemplated herein will be effected on or about the close of business on May ___, 2007.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

AMENDMENTS TO THE ARTICLES OF INCORPORATION

On April 30, 2007, the board of directors of the Company (the “Board of Directors”) and the stockholders of the Company holding a majority of the outstanding shares of common stock of the Company approved an amendment to the Articles of Incorporation

•	to change the Company's name from Logsearch, Inc. to Guilin Paper, Inc.

CHANGE OF THE COMPANY'S NAME

The amendment to the Articles of Incorporation will change the Company's name from Logsearch, Inc. to Guilin Paper, Inc. The Company is changing its name in connection with the new focus of the Company’s business in the paper industry resulting from the transaction with China Lipu Paper Limited.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

The following table sets forth certain information, as of May ___, 2007, concerning shares of common stock of the Company, the only class of its securities that are issued and outstanding, held by (1) each stockholder known by the Company to own beneficially more than five percent of the common stock, (2) each director of the Company, (3) each executive officer of the Company, and (4) all directors and executive officers of the Company as a group:

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percentage of Common Stock (2)
Biao Tan (3)	18,000,000	37.44%
Fangde Zhang (4)	5,978,587	12.44%
Jiajie Chen (5)	2,049,801	4.26
Shaoqiu Li (5)	1,878,984	3.9
Jianqiang Peng (5)	1,878,984	3.9
Mingzhu Zhang (6)	0	0
Jinhua Shu (7)	0	0
All directors and executive officers as a group (6 persons)	11,786,356	24.51%

(1)    Each stockholder shown on the table has sole voting and investment power with respect to the shares beneficially owned by him. Percentages of less than one percent have been omitted from the table. The address for each of the individuals listed in the table is: ________________. This table is based upon information derived from our stock records. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, each of the shareholders named in this table has sole or shared voting and investment power with respect to the shares indicated as beneficially owned.
(2)    Calculated on the basis of 48,077,968 shares of common stock issued and outstanding as of April 30, 2007.
(3)    Mr. Tan is the former CEO, CFO and current Chairman of the Board of the Company.
(4)    Fangde Zhang became CEO/ Chairman of the Company as of April 30, 2007.
(5)    Jiajie Chen, Shaoqiu Li, and Jianqiang Peng became Directors of the Company as of April 30, 2007.
(6)    Mingzhu Zhang became CFO of the Company as of April 30, 2007.
(7)    Jinhua Shu became Secretary of the Company as of April 30, 2007. Secretary

By Order of the Board of Directors,

Biao Tan
Chairman of the Board

APPENDIX A

CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

* * * * * *

IT IS HEREBY CERTIFIED THAT:

FIRST: The name of the corporation is Logsearch, Inc. (hereinafter called the "Corporation").

SECOND: The Articles of Incorporation of the Corporation is hereby amended by striking out Article 1 thereof and by substituting in lieu of said Article the following new Article:

“1. The name of the corporation (hereinafter called the "Corporation") is Guilin Paper, Inc.”

THIRD: The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the* articles of incorporation have voted in favor of the amendment is:

FOURTH: Effective date of filing (optional): _______________________________________________.
(must not be later than 90 days after the certificate is filed)

FIFTH: Officer Signature (Required): ____________________________________________________.

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Articles of Incorporation to be signed by its duly authorized officer this ___ day of _______ 2007.

By: Name: Title: Chief Executive Officer